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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

WHEREAS, Lucent Technologies Inc., a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), which may be issued by the Company upon the exercise of warrants pursuant to a warrant agreement to be entered into by the Company in connection with the settlement by the Company of certain litigations pending against the Company in the U.S.
District Court for the District of New Jersey in accordance with the Stipulation and Agreement of Settlement dated September 22, 2003, between the Company and the participants in such settlement; and

WHEREAS, the undersigned is a director and/or officer of the Company, as indicated opposite his or her signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints William R.
Carapezzi, Jr., Frank A. D'Amelio and John A. Kritzmacher and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing (including any post-effective amendments or supplements), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this November 30, 2004.

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
                           (SIGNATURE)                                                                 (TITLE)
                      /s/ PATRICIA F. RUSSO
          ----------------------------------------------                                 Chairman and Chief Executive Officer
                        Patricia F. Russo                                             (principal executive officer) and Director

                      /s/ FRANK A. D'AMELIO
          ----------------------------------------------                             Executive Vice President and Chief Financial
                        Frank A. D'Amelio                                               Officer (principal financial officer)

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                                                                               2

                     /s/ JOHN A. KRITZMACHER
          ----------------------------------------------                                 Senior Vice President and Corporate
                       John A. Kritzmacher                                            Controller (principal accounting officers)

                       /s/ ROBERT E. DENHAM
          ----------------------------------------------
                         Robert E. Denham                                                              Director

                       /s/ DANIEL S. GOLDIN
          ----------------------------------------------
                         Daniel S. Goldin                                                              Director

                    /s/ EDWARD E. HAGENLOCKER
          ----------------------------------------------
                      Edward E. Hagenlocker                                                            Director

                        /s/ CARLA A. HILLS
          ----------------------------------------------
                          Carla A. Hills                                                               Director

                        /s/ KARL J. KRAPEK
          ----------------------------------------------
                          Karl J. Krapek                                                               Director

                       /s/ RICHARD C. LEVIN
          ----------------------------------------------
                         Richard C. Levin                                                              Director

                       /s/ HENRY B. SCHACHT
          ----------------------------------------------
                         Henry B. Schacht                                                              Director

                      /s/ FRANKLIN A. THOMAS
          ----------------------------------------------
                        Franklin A. Thomas                                                             Director

                      /s/ RONALD A. WILLIAMS
          ----------------------------------------------
                        Ronald A. Williams                                                             Director

                        /s/ JOHN A. YOUNG
          ----------------------------------------------
                          John A. Young                                                                Director